Cost of Sales	12 Months Ended
Dec. 31, 2021
Disclosure Of Cost Of Sales [Abstract]
COST OF SALES [Text Block]
7. COST OF SALES
Cost of sales excludes depletion, depreciation and amortization and are costs that are directly related to production and generation of revenues at the operating segments. Significant components of cost of sales are comprised of the following:

	Year Ended December 31,
	2021	2020
Consumables and materials	$78,463	$36,760
Labour costs	194,846	103,075
Energy	42,881	25,075
Other costs	27,011	11,275
Production costs	$343,201	$176,185
Transportation and other selling costs	2,739	2,288
Workers participation costs	15,939	14,245
Environmental duties and royalties	5,835	2,010
Inventory changes	(2,304)	(423)
Other	675	—
Cost of Sales	$366,085	$194,305

Cost of Sales - Standby Costs(1)	$—	$10,112

(1) Cost of sales for the year ended December 31, 2020 included standby costs of $10.1 million, primarily related to direct costs incurred at the San Dimas ($3.5 million), Santa Elena ($2.0 million) and La Encantada ($1.7 million) mines due to temporary suspensions following Mexico’s Ministry of Health’s Federal Decree requiring all non-essential businesses, including mining, to temporarily suspend activities throughout most of April and May in response to the global pandemic. In addition, the Company incurred $2.0 million in standby costs related to the 13-day union work stoppage at San Dimas in June 2020.